UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2020
__________________________________________________
DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
__________________________________________________

Delaware	001-36281	20-5993609
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)
(617) 621-8097
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Dicerna Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 15, 2020. The following proposals were submitted to the stockholders at the Annual Meeting:
(i) To elect 10 directors to the Company’s board of directors, to serve until the 2021 Annual Meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; and
(ii) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
(iii) To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
(iv) To approve, on an advisory basis, the frequency of the advisory votes to approve the compensation of the Company’s named executive officers.
The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2020.
The number of shares of common stock entitled to vote at the Annual Meeting was 73,842,827. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 58,402,147. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.
The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
(a)Election of Directors.

Director Nominee	For	Against	Abstain
Douglas M. Fambrough, III, Ph.D.	52,891,325	28,234	66,080
J. Kevin Buchi	52,734,403	184,921	66,315
Stephen Doberstein, Ph.D.	52,891,125	28,039	66,475
Martin Freed, M.D.	52,543,647	375,907	66,085
Patrick Gray	52,891,111	28,209	66,319
Stephen J. Hoffman, M.D., Ph.D.	52,679,524	239,956	66,159
Adam M. Koppel, M.D., Ph.D.	52,513,678	405,952	66,009
Marc Kozin	52,790,970	128,380	66,289
Anna Protopapas	52,795,737	123,694	66,208
Cynthia Smith	52,611,963	307,628	66,048
There were 5,416,508 broker non-votes regarding the election of directors.
(b)Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting included 58,127,893 votes for, 208,638 votes against and 65,616 votes abstained. There were no broker non-votes regarding this proposal.
(c)Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the voting included 51,334,075 votes for, 1,572,138 votes against and 79,426 votes abstained. There were 5,416,508 broker non-votes regarding this proposal.
(d)Approval, on an advisory basis, the frequency of the advisory votes to approve the compensation of the Company’s named executive officers.

Stockholders approved, on an advisory basis, the frequency of advisory votes to approve the compensation of the Company’s named executive officers every one (1) year. The results of the voting included 51,447,834 votes for one (1) year, 4,250 votes for two (2) years, 1,456,544 votes for three (3) years and 77,011 votes abstained. There were 5,416,508 broker non-votes regarding this proposal.
The Company considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of its named executive officers.
Item 8.01 Other Events.
Effective as of June 15, 2020, the board of directors approved an amendment to the Non-Employee Director Compensation Policy (as amended, the “Policy”). Each of the Company’s current members of the board of directors will be compensated under the Policy beginning as of June 15, 2020. The Policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors.
Cash Retainers
Under the Policy, our non-employee directors will be eligible to receive cash retainers (which will be prorated for partial years of service) and equity awards as set forth below:

Annual Retainer for Board Membership
Annual service on the board of directors	$40,000
Annual retainer for annual service as non-executive chairperson of the board of directors	$80,000

Additional Annual Retainer for Committee Membership
Annual service as audit committee chairperson	$20,000
Annual service as member of the audit committee (other than chair)	$10,000
Annual service as compensation committee chairperson	$15,000
Annual service as member of the compensation committee (other than chair)	$7,500
Annual service as nominating and corporate governance committee chairperson	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$5,000

The chairperson of the board of directors will not receive additional cash compensation for membership on the board of directors. Further, pursuant to the Policy, after 2020, the chairperson of the board of directors will receive the same annual awards as members of the board of directors. Committee chairpersons will not receive additional compensation for membership on the committees they chair.
Initial Grants
In addition, the Policy provides that, upon initial election or appointment to the Company’s board of directors, each new non-employee director will be granted (i) an initial, one-time restricted stock unit (“RSU”) grant of 6,666 RSUs (“Initial RSU Grant”), with vesting in equal installments on the first, second and third anniversary of the vesting commencement date, and (ii) an initial, one-time grant of a non-statutory stock option to purchase 30,000 shares of the Company’s common stock (the “Initial Option Grant” and, together with the Initial RSU Grant, the “Initial Grants”) with an exercise price per share equal to the closing price of a share of the Company’s common stock on the date of grant and a term of ten years, with 1/3 of the shares subject to the Initial Option Grant vesting on the first anniversary of the date of grant with the remainder vesting in substantially equal monthly installments over the remaining two years. All vesting for the Initial Grants ceases if the director resigns from the board of directors or otherwise ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting.

Annual Grants
Further, on the date of the Company’s Annual Meeting, each non-employee director who will continue as a member of the board of directors following the Annual Meeting will receive: (i) a restricted stock unit grant of 3,333 RSUs (“Annual RSU Grant”), with vesting on the earlier of (a) the one-year anniversary of the date of the date of grant or (b) the next Annual Meeting, and (ii) a grant of non-statutory stock options to purchase 15,000 shares of the Company’s common stock (the “Annual Option Grant” and, together with the Annual RSU Grant, the “Annual Grants”) on the date of the Annual Meeting with an exercise price per share equal to the closing price of a share of the Company’s common stock on the date of grant and a term of ten years, with vesting in substantially equal monthly installments over 12 months from the date of grant, provided that the Annual Option Grant will immediately vest on the next Annual Meeting, provided further that, in the case of the first Annual Grants made to a newly elected or appointed non-employee director, such Annual Grants shall be pro-rated based on the full number of months served from the date of such election or appointment until the date such Annual Grants are made. All vesting for the Annual Grants ceases if the director resigns from the board of directors or otherwise ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting.
Subject to other limitations contained in the Company’s Amended and Restated 2014 Performance Incentive Plan, the maximum number of shares of the Company’s common stock that may be granted during any calendar year of the Company to any outside director shall not exceed 100,000; provided, however, that (i) the limit set forth the Policy will be multiplied by two in the year in which an outside director commences service on the board of directors and (ii) the limit set forth in the Policy does not apply to awards made pursuant to an election to receive the award in lieu of all or a portion of fees received for service on the board of directors or any committee thereunder.
We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board of directors or any committee thereof.
Employee directors will receive no additional compensation for their service as a director.
A copy of the Policy is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Dicerna Pharmaceuticals, Inc. Non-Employee Director Compensation Policy

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Doug Pagán
Doug Pagán
Chief Financial Officer